Exhibit 10.45

JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

SALES REPRESENTATIVE CONTRACT

Contract No./ : JSM-C-20090001

This sales representative contract (“Contract”) dated October 19th, 2009 has been entered into by the following parties in Shanghai, PRC.

(1)

: +86-793-8469699

Fax/ : +86-793-8461152

Jinko Solar Co., Ltd (Hereinafter referred to as “Party A”)

Address: 1 Jinko Rd, Shangrao Economic Development Zone, Jiangxi Province, China

Telephone: +86-793-8469699

Fax: +86-793-8461152

(2) Yonatan Sussman; Tzach Itzhak Dotan

Yonatan Sussman: 8684932; Tzach Itzhak Dotan: 9859138

Tivon Habonim

+972544610737        +972524260065

yonatansus@gmail.com

972-52-4260065

Yonatan Sussman; Tzach Itzhak Dotan Jinko Solar-Israel (under formation) (Hereinafter referred to as “Party B”)

Passport No.: Yonatan Sussman: 8684932; Tzach Itzhak Dotan: 9859138

Address: 59 Habonim Street, Tivon Israel 36031

Telephone: +972544610737        +972524260065

Email: yonatansus@gmail.com

Mobile: 972-52-4260065

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Whereas:

1.

Party A is a manufacturer and distributor of photovoltaic modules (“Product”) and wishes to expand its global representative network;

2.

Party B possesses extensive information and resources about distributors and/or terminal customers (together as “Customers”) of the Product; and desires to sell Party A’s products and services in accordance with the terms and conditions of this Agreement.

3.

Party A wishes to appoint Party B as its sales representative to assist Party A in seeking potential Customers and opportunities to enter into transaction with the Customers, and Party B accepts such appointment.

4.

In the period of this Agreement, Party B must not sell or produce any solar panels by other brands unless Party B gets Party A’s approval. Otherwise Party A can terminate this contract unilaterally. This restriction does not apply to components and other products such as inverters, cables, controllers, batteries etc.

NOW, THEREFORE, pursuant to the relevant laws, regulations and policies of the PRC, the Parties, through equal and friendly negotiation, hereby agree as follows:

1.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Appointment

Party A agrees to appoint Party B as its authorized exclusive representative to sell and promote all products and services provided by Party A in the following geographical area: ISRAEL hereinafter referred to as “Territory”.

2.

Services

Party B shall devote such time, energy and skill on a regular and consistent basis as is necessary to sell and promote the sale of Party A’s products and services in the Territory during the term of this Agreement.

In addition to the foregoing, Party B shall assist Party A and shall perform any and all services required or requested in connection with Party A’s business, including, but not limited to, such services of an advisory nature as may be requested from time to time by Party A. Party B shall periodically, or at any time upon Party A’s request, submit appropriate documentation of any and all sales and promotional efforts performed and to be performed for Party A pursuant to this Agreement.

3.

Quantities

Party B commits itself to maintaining a sales volume for Party A’s products of at least 1MWp during the first six (6) months and 5MWp in 2010, 10MW in 2011, 20MW in 2012 of this contract. Party A will give Party B 20% cushion of the stipulated sales target

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com respectively in 2010, 2011 and 2012. If Party B does not achieve the minimum stipulated sales volume by the end of each above mentioned year, Party A may terminate this contract unilaterally. After the active period of this contract, both Parties will establish an annual sales target, which will be reviewed every six months, and agreed upon by both Parties. If Party B does not achieve the minimum stipulated sales volume by the end of each year, Party A may terminate this contract unilaterally.

Deposit

Party B commits itself to giving Party A USD**** as deposit fee of this contract, and pledges this payment shall be made effective by deducting it from the commissions due from the first orders. At the end of 2010, the deposit will be returned to Party B if Party B achieves the sales volume stipulated in point 3.1. for this year, otherwise the deposit shall not be returned to Party B.

4.

Commission and Payment

4.1

Preconditions

All the payments and commissions will be done in USD denomination.

In consideration of the services provided by Party B, Party A shall pay a commission to Party B, provided that both of the following conditions have been satisfied:

(1)

Party B has performed the services stipulated in Section 2 and successfully procured Party A to enter into Supply Contracts with the Customers it introduces to Party A (“Relevant Customer”); and

(2)

****	Confidential material omitted and filed separately with the Commission.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Party A has received the designated payment for each shipment of Product in full from the Relevant Customer in accordance with the Supply Contract, including any advance payment, down payment, deposit and security paid by the Relevant Customer.

In the event that either of the above conditions fails to be satisfied, Party A is not obliged to make any payment, in whole or in part, to Party B.

4.2

Calculation of Commission

Party A shall provide Party B with a reference price in writing (“Reference Price”) which shall constitute an integral part of this Contract. Party A may provide Party B with more than one Reference Price for each transaction. In the event that there are more than one Reference Prices available to Party B, the commission under this Contract shall be calculated on the basis of the latest Reference Price (“Latest Reference Price”) provided by Party A prior to the execution of the relevant Supply Contract. Party B shall provide a sales price to the Customer that is higher than the Reference Price. Once accepted by the Customers, the sales price shall become the contract price of the Supply Contract executed between Party A and the Relevant Customer (“Sales Price”).

Party B’s commission under this Contract shall be calculated as the difference between the Sales Price and the Latest Reference Price (“Premium”) multiplied by the total power (W) number of each shipment of Product that the Relevant Customer has paid in full for pursuant to the Supply Contract.

4.3

****	Confidential material omitted and filed separately with the Commission.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Referrals

Customers for areas other than the assigned Territory, that are referred to Party A by Party B, shall also be remunerated by a commission of **** % of the total amount of the first order, payable by Party A to Party B.

4.4

Taxes and Fees

Party B shall be responsible for paying its own taxes (including product, income, and services tax), charges and levies on all sums under this Contract. Party A shall deduct all taxes and financial fees payable by Party B under the laws and regulations of the PRC from each payment made by Party A to Party B.

4.5

Marketing budget

Party A will take upon itself to send and host in Israel Solar specialists from Jinko, at least 4 times a year, to help in the promotion of Jinko’s solar solutions and to meet with existing and potential customers.

At the same time, Party A agrees to support Party B’s Marketing efforts in the Territory, by contributing with **** USD per Wp (watt-peak) sold against proof of the Marketing expenses incurred in (specifically, invoices and printed proof of the advertisements and or campaigns incurred in); this payment will be made every time that the sales volume of Party A’s products reaches 1 MWp (one Megawatt-peak). If by the time one payment has been done, there is still sales volume left, this difference will count for the next Marketing contribution.

****	Confidential material omitted and filed separately with the Commission.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

4.6

Payment

Upon Party A’s receipt of the full payment from a Relevant Customer for a shipment of Product, Party B shall issue a formal invoice to Party A indicating the amount of Commission equivalent to the amount of the Premium multiplied by the total power (W) number of that shipment of Product. Party A undertakes that it shall make such payment in one full payment. (Party B takes upon itself to pay taxes to the relevant authorities) within **** working days after receipt of the invoice issued by Party B and remit by T/T to the bank account designated by Party B below:

Opening Bank:

Name:

Swift Code:

Bank Account:

5.

Exception Clause

In view of the fact that the Israel company M.G.A solutions Ltd. has placed order with Party A for 0.5M, this Agreement will not influence or affect this deal between Party A and M.G.A solutions Ltd. For subsequent orders placed by M.G.A. Solutions Ltd. they will be dealt through Party B. Party B guarantees that it will offer at least the same price and conditions as they had from Party A, as long as these are never better than the conditions obtained by Party B itself from Party A.

****	Confidential material omitted and filed separately with the Commission.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

6.

Party B shall send a detailed report to Party A quarterly, which should reflect the local market situation and clients’ opinions. Party B shall also provide Party A with other suppliers’ information containing prices for the same kind of products, sales situation, commercial information and etc.

7.

Applicable Law

The Contract shall be entered into, governed and construed in accordance with the laws of the PRC.

8.

Resolution of Dispute

The Parties shall attempt to settle all disputes arising in connection with the Contract through friendly negotiation. If an amicable settlement cannot be reached by the Parties on their own accord within sixty (60) days after the start of negotiations, the dispute shall be submitted to the China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration, in accordance with its arbitration rules effective at the time of application.

9.

9.1

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Confidentiality

During the Term of the Contract, the Parties shall treat as confidential all material, documents or information hereof acquired from each other in any way (be it financial exchange, technical support, consulting service, equipment maintenance, training, intellectual property and name rights or other means, including but not limited to the Contract hereof). Without prior written consent from the other Party, neither Party shall disclose confidential material, documents, or information to any third party or the public for any purpose unless otherwise required to do so by law. Meanwhile, except for its affiliates employees, lawyers, accountants or other advisers who is necessary to be informed, or for IPO, and major information that USA Securities and Exchange Commission (SEC) required, neither Party shall disclose the confidential material to any others for any purpose. The Parties shall take all necessary or appropriate actions to maintain the confidentiality of all confidential material, documents and information hereof. Any document that will be confidential should be marked and documented as confidential.

9.2

The obligation of confidentiality stipulated in this Section shall remain valid and binding after the expiration or termination of the Agreement, for both Parties and limited to 18 months.

10.

10.1

Term and Termination

The term of the Contract shall be 10 years, commencing from October 19th, 2009 (the “Effective Date”) until October 18th, 2019 (the “Term”). In the two (2) months prior to the expiration of the Term hereof, the Parties may discuss a renewal of the Contract and may enter into a new contract after friendly consultation, upon mutual agreement by Parties.

10.2

All transactions resulting from all the customers that were in the pipeline should be noted and still to be paid by Part A to Part B until 6 months after the termination of the contract.

10.3

In the event that the Term of the Contract expires and the Parties fail to reach an agreement on the renewal of the Contract, the Contract shall be automatically terminated upon the expiration of the Term hereof.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

10.4

In the event that Party B fails to perform the services hereunder in a faithful and honest manner, Party A shall notify Party B in writing of the factual details of the reasons for such possible termination. If part B fails to send a satisfying written explanation to the factual details sent by party A within 14 working days, party A will be entitled to terminate the Contract immediately by written notice within the Term of the Contract.

11.

Liability Breach

The Parties shall be in strict compliance with the Contract. In the event of any breach of the Contract, any consequence and liability arising from such breach shall be borne by the breaching Party.

12.

Modification

The Parties shall settle any pending issues of the Contract through friendly negotiation. Any increase or removal of any provision of the Contract as agreed by the Parties shall not affect other provisions.

13.

Relationship

Under no circumstances does this Contract confer any legal authority on Party B to act as an agent or legal representative of Party A for any purpose whatsoever. No joint venture relationship or partnership exists between the Parties. Party B is not granted any express or implied right or authority to assume or to create any obligation or responsibility on behalf or in the name of Party A or to bind Party A in any manner whatsoever.

14.

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Transfer

Neither of the Parties shall, by any means, transfer its rights or obligations under the Contract without the prior written consent of the other Party.

15.

Independence

Upon the termination or expiration of the Contract, Sections 7, 8, 9, 11 and 15 hereof shall remain in force for a period of 3 months from the termination of the contract. At such case Party A assumes full responsibility on all Jinko’s panels installed in Party’s B customers’ locations.

16.

Counterpart

The Contract is drafted and executed in Chinese and English. Each version shall have equal validity except that, in case of any discrepancy between the two versions, the English version shall prevail.

17.

Effectiveness

The Contract shall be made in two counterparts with each Party holding each one version and shall take effect upon being signed and stamped by the Parties.

This Contract has been duly executed by the Parties or their duly authorized representatives on [    ], 2009.

ADDENDUM: Reference Price

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

Party A	Party B

/s/ Xiande Li	/s/ Tzach Itzhak Dotan; Yonatan Sussman

Signature	Signature

Date: October 19, 2009	Date: October 19, 2009

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JINKO SOLAR CO., LTD. East Hope Plaza 12E, 1777 Century Ave., Pudong, Shanghai, China, 200122 Tel: +86-21-31268766 Fax: +86-21-68761115 www.jinkosolar.com

ADDENDUM: Reference Price

This addendum refers to contract No. JSM-C-20090001, and is an integral part of it. It is provided by Jinko Solar Co. Ltd. (“Party A”) to Yonatan Sussman and Tzach Itzhak Dotan (“Jinko Israel” - under formation) (“Party B”).

JSM-C-20090001 Yonatan Sussman, Tzach Itzhak Dotan

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